Exhibit 32

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of AXS-One Inc. (the ‘‘Company’’) on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), each of the undersigned officers of the Company certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

AXS-ONE INC.
Date: March 23, 2007	By:	/s/ William P. Lyons
William P. Lyons Chairman of the Board and Chief Executive Officer
	By:	/s/ Joseph Dwyer
Joseph Dwyer Executive Vice President, Chief Financial Officer, and Treasurer